CoBANK, ACB
AND
AGSTAR FINANCIAL SERVICES, FLCA

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the “Security Agreement”) is executed and delivered by Heron Lake BioEnergy, LLC (the “Debtor”), a Minnesota limited liability company, having its place of business (or chief executive office if more than one place of business) located at 91246 390th Avenue, Heron Lake, Minnesota 56137-0077, to CoBANK, ACB, in its capacity as Administrative Agent on behalf of AGSTAR FINANCIAL SERVICES, FLCA and CoBANK, ACB (the “Secured Party”), a federally chartered instrumentality of the United States, whose mailing address is P.O. Box 5110, Denver, Colorado 80217.

SECTION 1.    GRANT OF SECURITY INTEREST. For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby grants to the Secured Party a security interest in all of the personal property of the Debtor, wherever located and whether now existing or hereafter acquired, together with all accessions and additions thereto, and all products and proceeds thereof, including:

accounts; inventory (including without limitation, returned or repossessed goods); goods; as-extracted collateral; chattel paper; electronic chattel paper; instruments; investment property (including, without limitation, certificated and uncertificated securities, security entitlements, securities accounts, commodity contracts, and commodity accounts); letters of credit; letter-of-credit rights; documents; equipment; farm products; fixtures; general intangibles (including, without limitation, payment intangibles, choses or things in action, litigation rights and resulting judgments, goodwill, patents, trademarks and other intellectual property, tax refunds, miscellaneous rights to payment, investments and other interests in entities not included in the definition of investment property (including, without limitation, all equities and patronage rights in all cooperatives and all interests in partnerships and joint ventures), margin accounts, computer programs, software, invoices, books, records and other information relating to or arising out of the Debtor's business); and, to the extent not covered by the above, all other personal property of the Debtor of every type and description, including without limitation, supporting obligations, interests or claims in or under any policy of insurance, commercial tort claims, deposit accounts, money, and judgments (the "Collateral").

Where applicable, all terms used herein shall have the same meaning as presently and as hereafter defined in the Uniform Commercial Code (the “UCC”).

SECTION 2.    THE OBLIGATIONS. The security interest granted hereunder shall secure the payment of all indebtedness and the performance of all obligations of the Debtor to the Secured Party of every type and description, whether now existing or hereafter arising, fixed or contingent, as primary obligor or as guarantor or surety, acquired directly or by assignment or otherwise, liquidated or unliquidated, regardless of how they arise or by what agreement or instrument they may be evidenced, including without limitation all loans, advances and other extensions of credit and all covenants, agreements, and provisions contained in all loan and other agreements between the parties (the “Obligations”).

SECTION 3.    REPRESENTATIONS, WARRANTIES AND COVENANTS. The Debtor represents, warrants and covenants as follows:

A.    Title to Collateral. Except as permitted by any other written agreement between the parties, and except for any security interest in favor of the Secured Party, the Debtor has clear title to all Collateral free of all adverse claims, interests, liens, or encumbrances. Without the prior written consent of the Secured Party, the Debtor shall not create or permit the existence of any adverse claims, interests, liens, or other encumbrances against any of the Collateral. The Debtor shall provide prompt written notice to the Secured Party of any future adverse claims, interests, liens, or encumbrances against all Collateral, and shall defend diligently the Debtor's and the Secured Party's interests in all Collateral.

B.    Validity of Security Agreement; Corporate Authority. This Security Agreement is the valid and binding obligation of the Debtor, enforceable in accordance with its terms. The Debtor is duly formed, validly existing and in good standing under the laws of its jurisdiction of formation. The Debtor has the full corporate power to execute, deliver and carry out the terms and provisions of this Security Agreement and all related documents and to grant to the Secured Party a security interest in, and a lien on, the Collateral, has taken all necessary action to authorize the execution, delivery and performance of this Security Agreement and all related documents, and such execution, delivery and performance do not and will not (i) violate any of the terms or provisions of the organizational documents of the Debtor or any provision of any law, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Debtor, (ii) result in a breach of, or constitute a default under, any indenture or loan or credit agreement or any other agreement, document or instrument to which the Debtor is a party or by which the Debtor or any of the Debtor’s property may be bound or affected or (iii) result in or require the creation or imposition of any lien or other encumbrance of any nature upon or with respect to any of the property of the Debtor (except for any security interest in favor of the Secured Party).

C.    Location of the Debtor. The Debtor’s place of business (or chief executive office if more than one place of business) is located at the address shown above. The Debtor’s state of incorporation or formation is as shown above.

D.    Location of Fixtures. All fixtures are now at the location or locations specified on Schedule A attached hereto and made a part hereof.

E.    Name, Identity, and Corporate Structure. The Debtor’s exact legal name is as set forth above. Except as set forth on Schedule B, the Debtor has not within the past ten years changed its name, identity or corporate structure through incorporation, merger, consolidation, joint venture or otherwise.

F.    Change in Name, State of Debtor’s Location, Location of Collateral, Etc. Without giving at least thirty days' prior written notice to the Secured Party, the Debtor shall not change its name, identity or corporate structure, the location of its place of business (or chief executive office if more than one place of business), its state of incorporation or formation, or the location of the Collateral.

G.    Further Assurances. Upon the request of the Secured Party, the Debtor shall do all acts and things as the Secured Party may from time to time deem necessary or advisable to enable it to perfect, maintain, and continue the perfection and priority of the security interest of the Secured Party in the Collateral, or to facilitate the exercise by the Secured Party of any rights or remedies granted to the Secured Party hereunder or provided by law. Without limiting the foregoing, the Debtor agrees to execute, in form and substance satisfactory to the Secured Party, such financing statements, amendments thereto, supplemental agreements, assignments, notices of assignments, and other instruments and documents as the Secured Party may from time to time request. In addition, in the event the Collateral or any part thereof consists of instruments, documents, chattel paper, or money (whether or not proceeds of the Collateral), the Debtor shall, upon the request of the Secured Party, deliver possession thereof to the Secured Party (or to an agent of the Secured Party retained for that purpose), together with any appropriate endorsements and/or assignments. Where Collateral is in the possession of a third party, the Debtor will join with the Secured Party in notifying the third party of the Secured Party’s security interest and obtaining an acknowledgment from the third party that it is holding the Collateral for the benefit of the Secured Party. The Debtor will cooperate with the Secured Party in obtaining control with respect to Collateral consisting of deposit accounts (that are not held by the Secured Party as depositary institution), investment property, letter-of-credit rights and electronic chattel paper. The Secured Party shall use reasonable care in the custody and preservation of such Collateral in its possession, but shall not be required to take any steps necessary to preserve rights against prior parties. All costs and expenses incurred by the Secured Party to establish, perfect, maintain, determine the priority of, or release the security interest granted hereunder (including the cost of all filings, recordings, and taxes thereon and the fees and expenses of any agent retained by Secured Party) shall become part of the Obligations secured hereby and be paid by the Debtor on demand.

H.    Insurance. The Debtor shall maintain such property and casualty insurance with such insurance companies, in such amounts, and covering such risks, as are at all times satisfactory to the Secured Party. All such policies shall provide for loss payable clauses or endorsements and other terms and conditions in form and content acceptable to the Secured Party. Upon the request of the Secured Party, all policies (or such other proof of compliance with this Section as may be satisfactory to the Secured Party) shall be delivered to the Secured Party. The Debtor shall pay all insurance premiums when due. In the event of loss, damage, or injury to any insured Collateral, the Secured Party shall have full power to collect any and all insurance proceeds due under any of such policies (and the Debtor hereby agrees, upon request by the Secured Party, to promptly forward to the Secured Party all such insurance proceeds received directly by the Debtor), and may, at its option, apply such proceeds to the payment of any of the Obligations secured hereby, or may apply such proceeds to the repair or replacement of such Collateral.

I.    Taxes, Levies, Etc. The Debtor has paid and shall continue to pay when due all taxes, levies, assessments, or other charges which may become an enforceable lien against the Collateral.

J.    Disposition and Use of Collateral by the Debtor. Without the prior written consent of the Secured Party, the Debtor shall not at any time sell, transfer, lease, abandon, or otherwise dispose of any Collateral, except that, so long as the Debtor is not in default hereunder, the Debtor may sell, transfer, lease, abandon, or otherwise dispose of equipment and inventory in the ordinary course of Debtor’s business. The Debtor shall not use any of the Collateral in any manner which violates any statute, regulation, ordinance, rule, decree, order, or insurance policy.

K.    Receivables. The Debtor shall preserve, enforce, and collect all accounts, chattel paper, electronic chattel paper, instruments, documents and general intangibles, whether now owned or hereafter acquired or arising (the “Receivables”), in a diligent fashion and, upon the request of the Secured Party, the Debtor shall execute an agreement in form and substance satisfactory to the Secured Party by which the Debtor shall direct all account debtors and obligors on Receivables to make payment to a lock box deposit account under the exclusive control of the Secured Party.

L.    Condition of Collateral. All tangible Collateral is now in good repair and condition and the Debtor shall at all times hereafter, at its own expense, maintain all such Collateral in good repair and condition.

M.    Condition of Books and Records. The Debtor has maintained and shall maintain complete, accurate and up‑to‑date books, records, accounts, and other information relating to all Collateral in such form and in such detail as may be satisfactory to the Secured Party, and shall allow the Secured Party or its representatives at any reasonable time to examine and copy such books, records, accounts, and other information.

N.    Right of Inspection. At all reasonable times upon the request of the Secured Party, the Debtor shall allow the Secured Party or its representatives to visit any of the Debtor’s properties or locations so that the Secured Party or its representatives may confirm, inspect and appraise any of the Collateral.

SECTION 4.    DEFAULT. The breach of any of the Obligations secured hereby, and/or the breach of any representation, warranty, covenant, or agreement contained in this Security Agreement, shall constitute default hereunder.

SECTION 5.    RIGHTS AND REMEDIES. Upon the Debtor's default and at any time thereafter, the Secured Party may declare all Obligations to be immediately due and payable and may exercise any and all rights and remedies of the Secured Party in the enforcement of its security interest under the UCC, this Security Agreement, or any other applicable law. Without limiting the foregoing:

A.    Disposition of Collateral. The Secured Party may sell, lease, or otherwise dispose of all or any part of the Collateral, in its then present condition or following any commercially reasonable preparation or processing thereof, whether by public or private sale or at any brokers' board, in lots or in bulk, for cash, on credit or otherwise, with or without representations or warranties, and upon such other terms as may be acceptable to the Secured Party, and the Secured Party may purchase at any public sale. At any time when advance notice of sale is required, the Debtor agrees that ten days' prior written notice shall be reasonable. In connection with the foregoing, the Secured Party may:

1.     require the Debtor to assemble the Collateral and all records pertaining thereto and make such Collateral and records available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to both parties;

2.     enter the premises of the Debtor or premises under the Debtor's control and take possession of the Collateral;

3.     without charge, use or occupy the premises of the Debtor or premises under the Debtor's control, including without limitation, warehouse and other storage facilities;

4.     without charge, use any patent, trademark, tradename, or other intellectual property or technical process used by the Debtor in connection with any of the Collateral; and

5.     rely conclusively upon the advice or instructions of any one or more brokers or other experts selected by the Secured Party to determine the method or manner of disposition of any of the Collateral and, in such event, any disposition of the Collateral by the Secured Party in accordance with such advice or instructions shall be deemed to be commercially reasonable.

B.    Collection of Receivables. The Secured Party may, but shall not be obligated to, take all actions reasonable or necessary to preserve, enforce or collect the Receivables, including without limitation, the right to notify account debtors and obligors on Receivables to make direct payment to the

Secured Party, to permit any extension, compromise, or settlement of any of the Receivables for less than face value, or to sue on any Receivable, all without prior notice to the Debtor.

C.    Proceeds. The Secured Party may collect and apply all proceeds of the Collateral, and may endorse the name of the Debtor in favor of the Secured Party on any and all checks, drafts, money orders, notes, acceptances, or other instruments of the same or a different nature, constituting, evidencing, or relating to the Collateral. The Secured Party may receive and open all mail addressed to the Debtor and remove therefrom any cash or non‑cash items of payment constituting proceeds of the Collateral.

D.    Insurance Adjustments. The Secured Party may adjust, settle, and cancel any and all insurance covering any Collateral, endorse the name of the Debtor on any and all checks or drafts drawn by any insurer, whether representing payment for a loss or a return of unearned premium, and execute any and all proofs of claim and other documents or instruments of every kind required by any insurer in connection with any payment by such insurer.

The net proceeds of any disposition of the Collateral may be applied by the Secured Party, after deducting its reasonable expenses incurred in such disposition, to the payment in whole or in part of the Obligations in such order as the Secured Party may elect. The enumeration of the foregoing rights and remedies is not intended to be exhaustive, and the exercise of any right and/or remedy shall not preclude the exercise of any other rights or remedies, all of which are cumulative and non‑exclusive.

SECTION 6.    OTHER PROVISIONS.

A.    Amendment, Modification, and Waiver. Without the prior written consent of the Secured Party, no amendment, modification, or waiver of, or consent to any departure by the Debtor from, any provision hereunder shall be effective. Any such amendment, modification, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given. No delay or failure by the Secured Party to exercise any remedy hereunder shall be deemed a waiver thereof or of any other remedy hereunder. A waiver on any one occasion shall not be construed as a bar to or waiver of any remedy on any subsequent occasion.

B.    Costs and Attorneys’ Fees. Except as prohibited by law, if at any time the Secured Party employs counsel in connection with the creation, perfection, preservation, or release of the Secured Party's security interest in the Collateral or the enforcement of any of the Secured Party's rights or remedies hereunder, all of the Secured Party's reasonable attorneys’ fees arising from such services and all expenses, costs, or charges relating thereto shall become part of the Obligations secured hereby and be paid by the Debtor on demand.

C.    No Obligation to Make Loans. Nothing contained herein or in any financing statement or other document executed or filed in connection herewith shall be construed to obligate the Secured Party to make any loans or advances to the Debtor, whether pursuant to a commitment or otherwise.

D.    Revival of Obligations. To the extent the Debtor or any third party makes a payment or payments to the Secured Party or the Secured Party enforces its security interest or exercises any right of setoff, and such payment or payments or the proceeds thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, and/or required to be repaid to a trustee, receiver, or any other party under any bankruptcy, insolvency or other law or in equity, then, to the extent of such recovery, the Obligations or any part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment or payments had not been made, or such enforcement or setoff had not occurred.

E.    Performance by the Secured Party. In the event the Debtor shall at any time fail to pay or perform punctually any of its duties hereunder, the Secured Party may, at its option and without notice to or demand upon the Debtor, without obligation and without waiving or diminishing any of its other rights or remedies hereunder, fully perform or discharge any of such duties. All costs and expenses incurred by the Secured Party in connection therewith, together with interest thereon at the Secured Party's CoBank Base Rate plus four percent per annum, shall become part of the Obligations secured hereby and be paid by the Debtor upon demand.

F.    Indemnification, Etc. The Debtor hereby expressly indemnifies and holds the Secured Party harmless from any and all claims, causes of action, or other proceedings, and from any and all liability, loss, damage, and expense of every nature, arising by reason of the Secured Party's enforcement of its rights and remedies hereunder, or by reason of the Debtor's failure to comply with any environmental or other law or regulation. As to any action taken by the Secured Party hereunder, the Secured Party shall not be liable for any error of judgment or mistake of fact or law, absent gross negligence or willful misconduct on its part.

G.    Power of Attorney. The Debtor hereby appoints the Secured Party or the Secured Party's designee as its attorney‑in‑fact, which appointment is irrevocable, durable, and coupled with an interest, with full power of substitution, in the name of the Debtor or in the name of the Secured Party, to take any action which the Debtor is obligated to perform hereunder or which the Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement. In taking any action in accordance with this Section, the Secured Party shall not be deemed to be the agent of the Debtor. The powers conferred upon the Secured Party in this Section are solely to protect its interest in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers.

H.    Continuing Effect. This Security Agreement, the Secured Party's security interest in the Collateral, and all other documents or instruments contemplated hereby shall continue in full force and effect until all of the Obligations have been satisfied in full, the Secured Party has no commitment to make any further advances to the Debtor, and the Debtor has sent a valid written demand to the Secured Party for termination of this Security Agreement.

I.    Binding Effect. This Security Agreement shall be binding upon and inure to the benefit of the Debtor and the Secured Party and their respective successors and assigns.

J.    Security Agreement as Financing Statement and Authorization to File. A photographic copy or other reproduction of this Security Agreement may be used as a financing statement. In addition, the Debtor authorizes the Secured Party to prepare and file financing statements describing the Collateral, amendments thereto, and continuation statements and file any financing statement, amendment thereto or continuation statement electronically. In addition, the Debtor authorizes the Secured Party to file financing statements describing any agricultural liens or other statutory liens held by the Secured Party.

K.    Governing Law. Subject to any applicable federal law, this Security Agreement shall be construed in accordance with and governed by the laws of the State of Colorado, except to the extent that the UCC provides for the application of the law of another state.

L.    Notices. All notices, requests, demands, or other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when sent by registered or certified mail, return receipt requested, addressed to the other party at the respective addresses given above, or to such other person or address as either party designates to the other in the manner herein prescribed.

M.    Severability. The determination that any term or provision of this Security Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other term or provision hereof.
[MAP_TELESEC7]
IN WITNESS WHEREOF, the Debtor has executed this [MAP_AMENDRESTATE2] Security Agreement by its duly authorized officer as of the day and year shown below.

Date:	July 29, 2014	Debtor:	Heron Lake BioEnergy, LLC, a Minnesota limited liability company

By:			/s/ Steve A. Christensen

Title:			CEO

SCHEDULE A

To Security Agreement Dated July 29, 2014

Executed By: Heron Lake BioEnergy, LLC

Set forth below are the present locations (by county and state) of the Debtor’s fixtures.

County:	State:
County:
County:
County:
County:

SCHEDULE B

To Security Agreement Dated July 29, 2014

Executed by: Heron Lake BioEnergy, LLC

Set forth below is an explanation of any changes within the past ten (10) years to the Debtor’s name, identity or corporate structure through incorporation, merger, consolidation, joint venture or otherwise.